                                                                       EXHIBIT 1


                       TAIWAN SEMICONDUCTOR MANUFACTURING
                                 COMPANY LIMITED


                              AMERICAN DEPOSITARY SHARES


                                  REPRESENTING
                                    COMMON SHARES
                           (PAR VALUE NT$10 PER SHARE)


                             UNDERWRITING AGREEMENT

                                   ----------


                                                                          , 2005

Goldman Sachs International
Peterborough Court
133 Fleet Street, London EC4A 2BB
England

J.P. Morgan Securities Ltd.
125 London Wall
London EC2Y 5AJ
England

        As representatives of the several Underwriters named in Schedule II hereto,

Ladies and Gentlemen:

         The shareholders named in Schedule I hereto (the "Selling Shareholders") of Taiwan Semiconductor Manufacturing Company Limited, a company limited by shares (the "Company") and duly organized and existing under the laws of the Republic of China (the "ROC"), propose, subject to the terms and conditions stated herein, to sell to the underwriters named in Schedule II
hereto (the "Underwriters") an aggregate of     American Depositary Shares
representing    common shares, par value NT$10 per share (the "Common Shares"), of the Company. Certain of the Selling Shareholders propose, subject to the terms of conditions stated herein, to sell to the Underwriters, at the election
of the Underwriters, up to     additional American Depositary Shares
representing     additional Common Shares. The aggregate of     American
Depositary Shares representing     Common Shares to be sold by the Selling
Shareholders are herein called the "Firm ADSs" and the aggregate of
additional American Depositary Shares representing     additional Common Shares
to be sold by certain of the


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Selling Shareholders at the election of the Underwriters are herein called the
"Optional ADSs". The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "ADSs". The Common Shares represented by the Firm ADSs are hereinafter called the "Firm Shares" and the Common Shares represented by the Optional ADSs are hereinafter called the "Optional Shares". The Firm Shares and the Optional Shares are herein collectively called the "Shares". The Selling Shareholders excluding Koninklijke Philips Electronics N.V. ("Philips") are hereinafter called the "ROC Selling Shareholders". The Selling Shareholders excluding Philips and the Development Fund of the Executive Yuan of the ROC (the "Development Fund") are hereinafter called the "Management Selling Shareholders".

         The ADSs are to be issued pursuant to an amended and restated deposit agreement (the "Deposit Agreement") dated as of April 13, 2005 among the Company, Citibank N.A., as depositary (the "Depositary"), and holders and beneficial owners from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive five Common Shares deposited pursuant to the Deposit Agreement.

         For purposes of this Agreement, the various parts of the registration statement on Form F-3 (File No. 333-126380) and the Rule 462(b) Registration Statement (as defined in Section 1(a)(i) hereof), if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the United States Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) under the United States Securities Act of 1933, as amended (the "Act") in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such registration statement became effective, each as amended at the time such part of the registration statement became effective, or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus (as defined in Section 1(a)(i) hereof) or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the initial registration statement that is incorporated by reference in the Registration Statement.

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:


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         (i) A registration statement on Form F-3 (File No. 333-126380) in respect of the Shares has been filed with the Commission; such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to Goldman Sachs International and J.P. Morgan Securities Ltd., on behalf of the Underwriters (the "Representatives"), and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which became effective upon filing, no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and, to the knowledge of the Company, no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus");

         (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and each Preliminary Prospectus did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives or by any Selling Shareholder expressly for use therein;

         (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company


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


         by an Underwriter through the Representatives or by any Selling Shareholder expressly for use therein;

         (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and the Registration Statement and the Prospectus will not, as of the applicable effective date of the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives or by any Selling Shareholder expressly for use therein;

         (v) Registration statements on Form F-6 (File Nos. 333-123814 and 333-126397) in respect of the ADSs have been filed with the Commission; such registration statements and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives and, excluding exhibits, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statements has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statements has been issued and, to the knowledge of the Company, no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statements, including all exhibits thereto, each as amended at the time such part of the registration statement(s) became effective, being hereinafter collectively called the "ADR Registration Statement"); and the ADR Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (vi) The Company has not sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any material adverse change or any development involving a prospective material adverse change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus; the Company has no subsidiary that as of the date of the Registration


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         Statement and Prospectus is a "significant subsidiary" as defined in
         Regulation S-X under the Act;

         (vii) The Company has good and marketable title to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

         (viii) The Company has been duly incorporated and is validly existing as a company limited by shares under the laws of the ROC, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management or current or future consolidated financial position, shareholders' equity or results of the operations of the Company taken as a whole (a "Material Adverse Effect");

         (ix) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares) have been duly and validly authorized and issued, are fully paid and non-assessable and all of the issued and outstanding Common Shares conform in all material respects to the description of the Common Shares contained in the Prospectus; all of the issued and outstanding Common Shares (including the Shares) have been duly listed and admitted for trading on the Taiwan Stock Exchange of the ROC (the "TSE"); the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares or the ADSs in connection with the transactions contemplated hereby or otherwise; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Common Shares or any other class of capital stock of the Company, except as set forth in the Prospectus under the captions "Foreign Investment in the ROC", "Item 6. Directors, Senior Management and Employees" and "Item 10. Additional Information--Description of Common Shares"; the Shares may be freely deposited by the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs; the ADSs are freely transferable by the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof;

         (x) The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming it has been duly authorized, executed and delivered by the Depositary, constitutes a valid and legally binding agreement of the Company,


                                       5
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         enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of the Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; the terms and conditions of the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus as of the date hereof; and there are no restrictions on subsequent transfers of the Shares or ADSs under the laws of the ROC and of the United States except as described in the Prospectus under the captions "Description of American Depositary Receipts", "Foreign Investment in the ROC" and "Item 10. Additional Information--Description of Common Shares";

         (xi) This Agreement has been duly authorized, executed and delivered by the Company;

         (xii) Other than as set forth or contemplated in the Prospectus, no consent, approval, authorization, order of, or clearance by, or registration or filing with any governmental agency or body or any court or any stock exchange authorities (hereinafter referred to as a "Governmental Agency") having jurisdiction over the Company is required for the consummation of the transactions contemplated by the Deposit Agreement and this Agreement, the deposit of the Shares with the Depositary by the Selling Shareholders, or the issuance and sale of ADRs evidencing the ADSs representing the Shares at each Time of Delivery, except for (A) registration of the Shares and ADSs under the Act, and any filings required under Rule 424 of the Act, (B) the approval of the Central Bank of China of the ROC ("CBC") of foreign exchange settlements and payments contemplated by the Deposit Agreement, (C) the filings and approvals, if any, required under the Guidelines for Handling Issuance and Offer of Overseas Securities by Issuers of the ROC (the "Overseas Offering Rules"), the Securities and Exchange Law of the ROC and the Company Law of the ROC and as required by the Financial Supervisory Commission of the ROC (the "ROC FSC") and the CBC, (D) any governmental authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the ROC and the United States in connection with the purchase and distribution of the ADSs by or for the account of the Underwriters and
         (E) those approvals which have been obtained under the laws of the ROC and are in full force and effect as of the date hereof, including the approval of the Science-Park Administration ("SPA"), the CBC and the ROC FSC;

         (xiii) Other than as set forth in the Prospectus, no governmental approvals are currently required in the ROC in order for the Company to pay dividends or other distributions declared by the Company to holders of Common Shares, including the Depositary, or for the conversion by the Depositary of any dividends paid in New Taiwan dollars ("NT dollars") to U.S. dollars or the repatriation thereof out of the ROC and no other withholding or other taxes under the current laws and regulations of the ROC are


                                       6
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         imposed in connection with the declaration and payment by the Company of dividends and other distributions in respect of shares of its capital stock;

         (xiv) The compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, other than any such conflicts, breaches, violations or defaults which, individually or in the aggregate, would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Articles of Incorporation of the Company or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its properties, including the Company Law of the ROC and the Securities and Exchange Law of the ROC and the regulations promulgated thereunder;

         (xv) Other than as set forth in the Prospectus, the Company is not in violation of its constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound, except such violations or defaults which, individually or in the aggregate, would not have a Material Adverse Effect;

         (xvi) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs;

         (xvii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

         (xviii) The Company is not and, after giving effect to the offering and sale of the ADSs, will not be required to register as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (xix) Except as otherwise disclosed in the Prospectus, the Company has all licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies having jurisdiction over the Company that are necessary to own or lease its properties and conduct its businesses as described in the Prospectus other than any such licenses, franchises, authorizations, approvals, orders or


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         concessions the absence of which would not individually or in the aggregate have a Material Adverse Effect;

         (xx) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and is not likely to become a PFIC;

         (xxi) Deloitte & Touche, who has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

         (xxii) The audited consolidated financial statements (and the notes thereto) (the "Consolidated Financial Statements") of the Company incorporated by reference in the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of operations and changes in financial position of the Company for the periods specified, and the Consolidated Financial Statements have been prepared in conformity with generally accepted accounting principles in the ROC ("ROC GAAP") applied on a consistent basis throughout the periods presented (other than as described therein); the interim consolidated financial information (the "Interim
         Consolidated Financial Information") of the Company included or incorporated by reference in the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of operations and changes in financial position of the Company for the periods specified, and the Interim Consolidated Financial Information has been prepared in conformity with ROC GAAP applied on a consistent basis throughout the periods presented (other than as described therein); the interim unconsolidated financial information (the "Interim Unconsolidated Financial Information") of the Company included or incorporated by reference in the Prospectus present fairly the unconsolidated financial position of the Company as of the dates indicated and the unconsolidated results of operations and changes in unconsolidated financial position of the Company for the periods specified, and the Interim Unconsolidated Financial Information has been prepared in conformity with ROC GAAP applied on a consistent basis throughout the periods presented (other than as described therein); the summary and selected financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the Consolidated Financial Statements, except as otherwise indicated in the Prospectus;

         (xxiii) With the understanding among the Company and the Underwriters that (a) the semiconductor industry is characterized by frequent litigation regarding Intellectual Property (as defined below); (b) the Company has received, from time-to-time, communications from third parties asserting that the Company may infringe upon their Intellectual Property; and (c) because of the complexity of the technologies used and the multitude and overlapping of Intellectual Property, it is often difficult for semiconductor companies such as the Company to determine infringement, the Company reasonably believes that it owns or possesses the patents, patent licenses, licenses, trademarks,

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         service marks, trade names, service names, copyrights and other intellectual property rights ("Intellectual Property") necessary to conduct its business as presently conducted and as proposed to be conducted; and the Company reasonably believes that it has not received notice or claim of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, which notice or claim remains in dispute and which is reasonably likely (and not merely remotely possible) to have a Material Adverse Effect;

         (xxiv) Under the laws of the ROC, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

         (xxv) Except as described in the Prospectus or this Agreement, all amounts payable by the Company in respect of the ADRs evidencing the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the ROC or any authority thereof or therein (except such income taxes as may be imposed by the ROC on payments hereunder to any Underwriter or withholding, if any, with respect to any such income tax;

         (xxvi) This Agreement and the Deposit Agreement are in proper form under the laws of the ROC for the enforcement thereof against the Company under the laws of the ROC; to ensure the legality, validity, enforceability and admissibility into evidence in the ROC of the Deposit Agreement, it is not necessary that the Deposit Agreement be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax be paid in the ROC or in respect of the Deposit Agreement or any other document to be furnished thereunder, it being understood that in court proceedings in the ROC a translation into the Chinese language may be required; to ensure the legality, validity, enforceability and admissibility into evidence in the ROC of this Agreement, it is not necessary that any stamp or similar tax be paid in the ROC or in respect of any other document to be furnished hereunder, so long as this Agreement or any documents which are deemed "receipts" under the ROC stamp tax law are executed by all parties outside the ROC (including by Power of Attorney, provided such Power of Attorney shall not be required to be executed outside the ROC), it being understood that in court proceedings in the ROC a translation into the Chinese language may be required;

         (xxvii) The section entitled "Item 5. Operating and Financial Review and Prospects" in the Prospectus accurately and fully describes in all material respects (A) accounting policies which the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("critical accounting policies"); (B) judgments and uncertainties affecting the application of critical accounting policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof;

         (xxviii) The Company's Audit Committee and management have reviewed and agreed with the selection, application and disclosure of critical accounting policies and the management has consulted with its legal advisors and independent accountants with regards to such disclosure;

         (xxix) (A) The sections entitled "Recent Developments" and "Item 5. Operating and Financial Review and Prospects--Liquidity and Capital Resources" in the Prospectus accurately and fully describe in all material respects: all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur, and (B) neither the Company nor any of its subsidiaries is engaged in any transactions with, or has any obligations to, any unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or its subsidiaries, including, without limitation, structured finance entities and special purpose entities, or is otherwise engaged in, or has any obligations under, any off-balance sheet transactions or arrangements. As used herein, the phrase "reasonably likely" refers to a disclosure threshold lower than "more likely than not";

         (xxx) Except as set forth in the Prospectus, the Company is not engaged in any material transactions with its directors, officers, management, shareholders, or any other person, including persons formerly holding such positions, on terms that are not available to other parties on an arm's-length basis; and

         (xxxi) The Company has not, directly or indirectly, including through any subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company.

         (b) Philips represents and warrants to, and agrees with, each of the Underwriters and the Company that:

         (i) Philips has been duly incorporated and is validly existing as a company with limited liability under the laws of The Netherlands;

         (ii) Each of this Agreement and the Philips Custody Agreement (as defined in subsection (b)(xiv) below) has been duly authorized, executed and delivered by Philips and constitutes a valid and legally binding agreement of Philips, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (iii) No consent, approval, authorization, order of, clearance by or registration or filing with any Governmental Agency having jurisdiction over Philips is required for the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery, for the sale and delivery of the ADSs to be sold by Philips hereunder and for the execution, delivery and performance by Philips of this Agreement and the Philips Custody Agreement, except for such consents, approvals, authorizations, orders, clearances, filings or registrations (A) as have been obtained or made prior to the date of this Agreement and are in full force and effect, (B) as may be required under the Act, the rules and regulations of the Commission and under state securities or Blue Sky laws, (C) as may be required by the laws of or any Governmental Agency in the ROC or (D) as may be required by the laws of or any Governmental Agency in any jurisdiction outside The Netherlands, the United States or the ROC in connection with equity offerings generally; and Philips has full right, power and authority to enter into and perform under this Agreement and the Philips Custody Agreement and to sell, assign, transfer and deliver the Shares to the Depositary for deposit against issuance of the ADRs evidencing the ADSs to be sold by Philips hereunder;

         (iv) The sale of the ADSs to be sold by Philips hereunder, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery, the compliance by Philips with all of the provisions of this Agreement, the Deposit Agreement and the Philips Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Philips is a party or by which Philips is bound, or to which any of the property or assets of Philips is subject, other than any such conflict, breach or violation that would not have a material adverse effect on the ability of Philips to perform its obligations under this Agreement, the Deposit Agreement and the Philips Custody Agreement, nor will such action result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over Philips or the property of Philips other than any such violation that would not have a material adverse effect on the ability of Philips to perform its obligations under this Agreement, the Deposit Agreement and the Philips Custody Agreement;

         (v) Philips has, and immediately prior to each Time of Delivery Philips will have, good and valid title to the Shares to be deposited with the Depositary against issuance of the ADRs evidencing the ADSs to be sold by Philips hereunder, free and clear of all liens, encumbrances, equities or claims;

         (vi) Assuming the Deposit Agreement has been duly authorized and delivered by the parties thereto, the ADSs delivered at each Time of Delivery by Philips will be freely transferable by Philips to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares or ADSs under the laws of the ROC and of the United States except as described in the Prospectus under the captions "Description of American Depositary Receipts", "Foreign Investment in the ROC" or "Item 10. Additional

         Information--Description of Common Shares" (or under such other captions as may be applicable in any amendment or supplement to the Prospectus);

         (vii) Philips has not taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs;

         (viii) To the extent that any statements made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with specific written instructions furnished to the Company by Philips expressly for use therein or any information is omitted therefrom in reliance on and in conformity with specific written instructions provided by Philips expressly for use therein (all such written information provided pursuant to such specific written instructions, "Philips Shareholder Information"), the Registration Statement and the Prospectus will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein made in reliance upon and in conformity with Philips Shareholder Information not misleading;

         (ix) Other than as set forth in the Prospectus and so long as this Agreement and the cross receipt to be delivered hereunder are executed outside the ROC (including by Power of Attorney, provided such Power of Attorney shall not be required to be signed outside the ROC), no stamp or other issuance or transfer taxes or duties and no capital gains, income or other taxes (except such income taxes as may be imposed by the ROC or The Netherlands on payments hereunder to any Underwriter or withholding, if any, with respect to any such income tax) are payable by or on behalf of the Underwriters to the government of the ROC or The Netherlands or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Shares by Philips against the issuance of ADRs evidencing ADSs or (B) the sale and delivery by Philips of the ADSs to or for the respective accounts of the Underwriters as contemplated in the Prospectus and pursuant to the terms of this Agreement or (C) the sale and delivery outside the ROC by the Underwriters of the ADSs to the initial purchasers thereof pursuant to the terms of this Agreement;

         (x) Pursuant to paragraph 2 of the Supplement dated June 24, 2004 to the Ruling (Ministry of Finance Ref. No. Tai-Tsai-Shui 0930451691, dated May 18, 2004), Philips is not required to withhold tax on the underwriting fee under Article 88 of the Republic of China Income Tax Act on the basis that the Representatives have appointed a business agent in the ROC and that appointment covers the transaction contemplated under this Agreement. The Representatives represent that they have appointed a business agent in the ROC and that appointment covers the transaction contemplated under this Agreement;

         (xi) All amounts payable by Philips under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the ROC or The Netherlands (except such income taxes as may be imposed by the ROC or The Netherlands on payments hereunder to any Underwriter or withholding, if any, with respect to any such income tax) or any authority thereof or therein except as described in the Prospectus, nor are any taxes imposed in the ROC or The Netherlands on, or by virtue of the execution or delivery of, this Agreement, so long as this Agreement is executed by all parties outside the ROC (including by Power of Attorney, provided such Power of Attorney shall not be required to be signed outside the ROC);

         (xii) This Agreement is in proper legal form under the laws of The Netherlands in order to bring a proceeding for the enforcement thereof against Philips under the laws of The Netherlands; and in connection with any such proceeding, it is not necessary that this Agreement be filed or recorded with any court or other authority in The Netherlands or that any stamp or similar tax be paid in The Netherlands or in respect of this Agreement, it being understood that in court proceedings in The Netherlands a translation into the Dutch language by a sworn translator may be required and that normal document production requirements will have to be complied with;

         (xiii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, Philips will deliver to the Representatives, prior to or at the First Time of Delivery (as defined in Section 4(a) below), a properly completed and executed United States Treasury Department Form W-8BEN or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and

         (xiv) Certificates in negotiable form representing all of the Shares to be represented by ADSs to be sold by Philips hereunder will be placed in custody under a Philips Custody Agreement (the "Philips Custody Agreement"), in the form heretofore furnished to the Representatives, to be duly executed and delivered by Philips to Citibank, N.A., Taipei Branch, as custodian (the "Custodian").

         (c) Each of the ROC Selling Shareholders represents and warrants to, and agrees with, each of the Underwriters and the Company that:

         (i) This Agreement has been duly authorized, executed and delivered by such ROC Selling Shareholder and constitutes a valid and legally binding agreement of such ROC Selling Shareholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (ii) No consent, approval, authorization, order of, clearance by or registration or filing with any Governmental Agency having jurisdiction over such ROC Selling Shareholder is required for the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery, for the sale and delivery of the ADSs to be sold by such ROC Selling Shareholder hereunder and for the execution, delivery and performance by such ROC Selling Shareholder of this Agreement, except for such consents, approvals, authorizations, orders, clearances, filings or registrations (A) as have been obtained or made prior to the date of this Agreement and are in full force and effect, (B) as may be required under the Act, the rules and regulations of the Commission and under state securities or Blue Sky laws, (C) as may be required by the laws of or any Governmental Agency in the ROC or
         (D) as may be required by the laws of or any Governmental Agency in any jurisdiction outside the United States or the ROC in connection with equity offerings generally; and such ROC Selling Shareholder has full right, power and authority to enter into and perform under this Agreement and to sell, assign, transfer and deliver the Shares to the Depositary for deposit against issuance of the ADRs evidencing the ADSs to be sold by such ROC Selling Shareholder hereunder;

         (iii) The sale of the ADSs to be sold by such ROC Selling Shareholder hereunder, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery, the compliance by such ROC Selling Shareholder with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such ROC Selling Shareholder is a party or by which such ROC Selling Shareholder is bound, or to which any of the property or assets of such ROC Selling Shareholder is subject, other than any such conflict, breach or violation that would not have a material adverse effect on the ability of such ROC Selling Shareholder to perform its obligations under this Agreement and the Deposit Agreement, nor will such action result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such ROC Selling Shareholder or the property of such ROC Selling Shareholder other than any such violation that would not have a material adverse effect on the ability of such ROC Selling Shareholder to perform its obligations under this Agreement and the Deposit Agreement;

         (iv) Such ROC Selling Shareholder has, and immediately prior to each Time of Delivery such ROC Selling Shareholder will have, good and valid title to the Shares to be deposited with the Depositary against issuance of the ADRs evidencing the ADSs to be sold by such ROC Selling Shareholder hereunder free and clear of all liens, encumbrances, equities or claims;

         (v) Assuming the Deposit Agreement has been duly authorized and delivered by the parties thereto, the ADSs delivered at each Time of Delivery by such ROC Selling Shareholder will be freely transferable by such ROC Selling Shareholder to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares or ADSs under the laws of the ROC and of the United States except as described in the Prospectus under the captions "Description of American Depositary Receipts", "Foreign Investment in the ROC" or "Item 10. Additional Information--Description of Common Shares";

         (vi) Such ROC Selling Shareholder has not taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs;

         (vii) Other than as set forth in the Prospectus and so long as this Agreement and the cross-receipt to be delivered hereunder are executed outside the ROC, no stamp or other issuance or transfer taxes or duties and no capital gains, income or other taxes (except such income taxes as may be imposed by the ROC on payments hereunder to any Underwriter or withholding, if any, with respect to any such income tax) are payable by or on behalf of the Underwriters to the government of the ROC or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Shares by such ROC Selling Shareholder against the issuance of ADRs evidencing ADSs or (B) the sale and delivery by such ROC Selling Shareholder of the ADSs to or for the respective accounts of the Underwriters as contemplated in the Prospectus and pursuant to the terms of this Agreement or (C) the sale and delivery outside the ROC by the Underwriters of the ADSs to the initial purchasers thereof pursuant to the terms of this Agreement;

         (viii) Pursuant to paragraph 2 of the Supplement dated June 24, 2004 to the Ruling (Ministry of Finance Ref. No. Tai-Tsai-Shui 0930451691, dated May 18, 2004), the ROC Selling Shareholders are not required to withhold tax on the underwriting fee under Article 88 of the Republic of China Income Tax Act if the Representatives have appointed a business agent in the ROC and that appointment covers the transaction contemplated under this Agreement. The Representatives represent that they appointed a business agent in the ROC and that appointment covers the transaction contemplated under this Agreement;

         (ix) All amounts payable by such ROC Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the ROC (except such income taxes as may be imposed by the ROC on payments hereunder to any Underwriter or withholding, if any, with respect to any such income tax) or any authority thereof or therein except as described in the Prospectus, nor are any taxes imposed in the ROC on, or by virtue of the execution or delivery of, this Agreement so long as this Agreement is executed by all parties outside the ROC (including by Power of Attorney, provided such Power of Attorney shall not be required to be signed outside the ROC);

         (x) This Agreement is in proper legal form under the laws of the ROC for the enforcement thereof against such ROC Selling Shareholder under the laws of the ROC; and to ensure the legality, validity, enforceability and admissibility into evidence in the ROC thereof, it is not necessary that this Agreement be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax be paid in the ROC or in respect of this Agreement, so long as this Agreement or any documents which are deemed "receipts" under the ROC stamp tax law are executed by all parties outside the ROC (including by Power of Attorney, provided such Power of Attorney shall not be required to be signed outside the ROC), it being understood that in court proceedings in the ROC a translation into the Chinese language may be required; and

         (xi) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such ROC Selling Shareholder will deliver to the Representatives, prior to or at the First Time of Delivery, a properly completed and executed United States Treasury Department Form W-8BEN or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         (d) Each of the Management Selling Shareholders represents and warrants to, and agrees with, each of the Underwriters and the Company that:

         (i) No consent, approval, authorization, order of, clearance by or registration or filing with any Governmental Agency having jurisdiction over such Management Selling Shareholder is required for the execution, delivery and performance by such Management Selling Shareholder of the Management Custody Agreement (as defined in subsection (d)(iii) below), except for such consents, approvals, authorizations, orders, clearances, filings or registrations (A) as have been obtained or made prior to the date of this Agreement and are in full force and effect,
         (B) as may be required under the Act, the rules and regulations of the Commission and under state securities or Blue Sky laws, (C) as may be required by the laws of or any Governmental Agency in the ROC or (D) as may be required by the laws of or any Governmental Agency in any jurisdiction outside the United States or the ROC in connection with equity offerings generally; and such Management Selling Shareholder has full right, power and authority to enter into and perform under the Management Custody Agreement;

         (ii) The compliance by such Management Selling Shareholder with all of the provisions of the Management Custody Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such Management Selling Shareholder is a party or by which such Management Selling Shareholder is bound, or to which any of the property or assets of such Management Selling Shareholder is subject, other than any such conflict, breach or violation that would not have a material adverse effect on the ability of such Management Selling Shareholder to perform its obligations under the Management Custody Agreement, nor will such action result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such Management Selling Shareholder or the property of such Management Selling Shareholder other than any such violation that would not have a material adverse effect on the ability of such Management Selling Shareholder to perform its obligations under the Management Custody Agreement;

         (iii) To the extent that any statements made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Management Selling Shareholder expressly for use therein or any information is omitted therefrom in reliance on and in conformity with written information provided by such Management Selling Shareholder expressly for use therein (all such written information, "Management Shareholder Information"), the Registration Statement and the Prospectus will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein made in reliance upon and in conformity with Management Shareholder Information not misleading; and

         (iv) Certificates in negotiable form representing all of the Shares to be represented by ADSs to be sold by such Management Selling Shareholder hereunder will be placed in custody under a custody agreement (the "Management Custody Agreement"), in the form heretofore furnished to the Representatives, to be duly executed and delivered by such Management Selling Shareholder to the Custodian, and such Management Selling Shareholder has duly executed and delivered a Power of Attorney (the "Power of Attorney"), in the form heretofore furnished to the Representatives, appointing the person indicated in Schedule I hereto, as the attorney-in-fact of such Management Selling Shareholder (the "Attorney-in-Fact") with authority to execute and deliver this Agreement and the Management Custody Agreement on behalf of such Management Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in
         Section 2 hereof, to authorize the delivery of the Shares to be sold by such Management Selling Shareholder hereunder and otherwise to act on behalf of such Management Selling Shareholder in connection with the transactions contemplated by this Agreement and the Management Custody Agreement.

         (e) The Development Fund represents and warrants to, and agrees with, each of the Underwriters and the Company that:

         (i) No consent, approval, authorization, order of, clearance by or registration or filing with any Governmental Agency having jurisdiction over the Development Fund is required for the execution, delivery and performance by the Development Fund of the DF Custody Agreement (as defined in subsection (e)(iii) below), except for such consents, approvals, authorizations, orders, clearances, filings or registrations
         (A) as have been obtained or made prior to the date of this Agreement and are in full force and effect, (B) as may be required under the Act, the rules and regulations of the Commission and under state securities or Blue Sky laws, (C) as may be required by the laws of or any Governmental Agency in the ROC or (D) as may be required by the laws of or any Governmental Agency in any jurisdiction outside the United States or the ROC in connection with equity offerings generally; and the Development Fund has full right, power and authority to enter into and perform under the DF Custody Agreement;

         (ii) The compliance by the Development Fund with all of the provisions of the DF Custody Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Development Fund is a party or by which the Development Fund is bound, or to which any of the property or assets of the Development Fund is subject, other than any such conflict, breach or violation that would not have a material adverse effect on the ability of the Development Fund to perform its obligations under the DF Custody Agreement, nor will such action result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Development Fund or the property of the Development Fund other than any such violation that would not have a material adverse effect on the ability of the Development Fund to perform its obligations under the DF Custody Agreement;

         (iii) To the extent that any statements made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such the Development Fund expressly for use therein or any information is omitted therefrom in reliance on and in conformity with written information provided by the Development Fund expressly for use therein (all such written information, "DF Shareholder Information" and, together with Philips Shareholder Information and Management Shareholder Information, "Shareholder Information"), the Registration Statement and the Prospectus will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein made in reliance upon and in conformity with DF Shareholder Information not misleading; and

         (iv) Certificates in negotiable form representing all of the Shares to be represented by ADSs to be sold by the Development Fund hereunder will be placed in custody under a custody agreement (the "DF Custody Agreement"), in the form heretofore furnished to the Representatives, to be duly executed and delivered by the Development Fund to the Custodian.

         2. Subject to the terms and conditions herein set forth, (a) the Selling Shareholders severally and not jointly agree to sell to each of the Underwriters the number of Firm ADSs set forth opposite the name of each of the Selling Shareholders, respectively, in Schedule I hereto, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling
Shareholders, at a purchase price per ADS of US$   , the number of Firm ADSs set
forth opposite the name of such Underwriter in Schedule II hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, certain of the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from such Selling Shareholders, at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction, the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule II hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

         The Selling Shareholders as set forth in Schedule I hereto, severally and not jointly, hereby grant to the Underwriters the right to purchase at their election up to the number of Optional ADSs set forth opposite the name of each of such Selling Shareholders, respectively, in Schedule I hereto, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm ADSs. Any such election to purchase Optional ADSs may be exercised only once and by written notice from the Representatives to such Selling Shareholders and the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives, such Selling Shareholders and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by the Representatives of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) ADRs evidencing the ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives or their United States selling agents may request upon at least forty-eight hours' notice to the Company and the Selling Shareholders prior to each Time of Delivery (the "Notification Time"), shall be delivered by or on behalf of the Selling Shareholders to the Representatives or their United States selling agents, through the facilities of the Depositary or The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer to the accounts designated by the Selling Shareholders, payable to the order of the Selling Shareholders in Federal (same day) funds. The Selling Shareholders will cause the certificates representing ADRs evidencing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of the Depositary or DTC, as applicable, or its designated custodian.

         The time and date of such delivery and payment shall be, with respect
to the Firm ADSs, 9:30 a.m., New York time, on   , 2005 or such other time and
date as the Representatives and the Selling Shareholders may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m. New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional ADSs, or such other time and date as the Representatives and the Selling Shareholders selling such Optional ADSs may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the "First Time of Delivery", such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and ADSs and any 'additional documents requested by the Underwriters pursuant to Section 7(q) hereof will be delivered at the offices of Cleary Gottlieb Steen & Hamilton LLP, Bank of China Tower, One Garden Road, Central, Hong Kong (the "Closing Location"), and the ADSs will be delivered as specified in subsection (a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 10:00 a.m., Hong Kong time, on the business day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this
Section 4, "Business Day" shall mean each Monday, Tuesday, Wednesday,

Thursday and Friday which is not a day on which banking institutions in New York, Taiwan or The Netherlands are generally authorized or obligated by law or executive order to close.

         5. (a) The Company agrees with each of the Underwriters:

         (i) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second New York business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the ADSs; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purposes, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuances of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

         (ii) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (iii) Prior to 12:00 noon, New York City time, on the New York business day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City or such other place as the Representatives may specify in such quantities as the Representatives may reasonably request, and, if the delivery of a Prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon the Representatives' request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (iv) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

         (v) During the period beginning from the date hereof to and including the date 90 days after the date of the Prospectus, not to, and not to announce an intention to, issue any Common Shares, including Common Shares represented by ADSs (other than pursuant to employee stock option plans that may have been adopted or may be adopted by the Company or any Common Shares to be issued as an annual dividend to shareholders or annual bonus issue to employees which is approved by the Company's shareholders, without the prior written consent of the Representatives. The Company further represents to the Underwriters that it will not effect any conversions or exchanges of Common Shares into ADSs during this 90-day period; provided, however, that the Company may, during such 90-day period, commence preparatory work, including making public announcements, engaging in the application process and other activities prior to any actual sale of ADSs, pursuant to the Company's "Policy for TSMC Conversion Sale Program--Sale of Shares in ADS Form by Eligible Common Shares Holders" as publicly announced;

         (vi) To furnish to the Depositary for mailing to all holders of record of ADRs as soon as practicable after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants and prepared in conformity with ROC GAAP) and to file with the Commission on a timely basis for each year an annual report on Form 20-F that includes a reconciliation of net income, total shareholders' equity and other financial statement items as required by the rules and regulations of the Commission to generally accepted accounting principles in the United States ("U.S. GAAP");

         (vii) During a period of two years from the effective date of the Registration Statement, to furnish to the Representatives as soon as they are available copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed and which are not otherwise publicly available directly on the Company's or the Commission's website;

         (viii) Until the distribution of the ADSs has been completed, not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs; and

         (ix) To use its best efforts to list, subject to notice of issuance, the ADSs on the New York Stock Exchange (the "Exchange").

         (b) Philips agrees with each of the Underwriters:

         (i) During the period beginning from the date hereof to and including December 31, 2006, not to, and not to announce an intention to, offer, sell, contract to sell or otherwise dispose of, or file a registration statement or similar document relating to, any Common Shares or depositary shares representing Common Shares, or any securities that are substantially similar to Common Shares or ADSs representing Common Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, any of these securities or any substantially similar securities, without the prior written consent of the Representatives;

         (ii) Until the distribution of the ADSs has been completed, not to (and to cause its affiliates, if any, not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs;

         (iii) To indemnify and hold the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, payable in the ROC or The Netherlands, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the ADSs to be sold by Philips and the execution and delivery of this Agreement and the Deposit Agreement; provided, however, that Philips shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the ADSs by the Underwriters in a manner other than that as is customary in such transactions or that relate to the ADSs to be sold by the other Selling Shareholders; and hold the Underwriters harmless against any TSE transaction levy that may be required to be paid in connection with the Shares to be sold by Philips; and

         (iv) Prior to each Time of Delivery, to deposit, or cause to be deposited on its behalf pursuant to the Philips Custody Agreement, the Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs to be sold by Philips will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery.

         (c) Each of the ROC Selling Shareholders agrees with each of the
Underwriters:

         (i) With respect to each Management Selling Shareholder, during the period beginning from the date hereof to and including the date 90 days after the date of the Prospectus and, with respect to the Development Fund, during the period beginning from the date hereof to and including December 31, 2006, not to, and not to announce an intention to, offer, sell, contract to sell or otherwise dispose of, or file a registration statement or similar document relating to, any Common Shares or depositary shares representing Common Shares, or any securities that are substantially similar to Common Shares or ADSs representing Common Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, any of these securities or any substantially similar securities, without the prior written consent of the Representatives;

         (ii) Until the distribution of the ADSs has been completed, not to (and to cause his, her or its affiliates, if any, not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs; and

         (iii) To indemnify and hold the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, payable in the ROC, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the ADSs to be sold by such ROC Selling Shareholder and the execution and delivery of this Agreement and the Deposit Agreement; provided, however, that such ROC Selling Shareholder shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the ADSs by the Underwriters in a manner other than that as is customary in such transactions or that relate to the ADSs to be sold by the other Selling Shareholders. In addition, such ROC Selling Shareholder agrees to indemnify and hold the Underwriters harmless against any TSE transaction levy that may be required to be paid in connection with the Shares to be sold by such ROC Selling Shareholder.

         (d) Each of the Management Selling Shareholders agrees with each of the
Underwriters:

         (i) Prior to each Time of Delivery, to deposit, or cause to be deposited on such Management Selling Shareholder's behalf pursuant to the Management Custody Agreement, the Shares with the Depositary in accordance with the provisions of the

         Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs to be sold by such Management Selling Shareholder will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery; and

         (ii) To indemnify and hold the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, payable in the ROC, which are or may be required to be paid in connection with the execution and delivery of the Management Custody Agreement; provided, however, that such Management Selling Shareholder shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the ADSs by the Underwriters in a manner other than that as is customary in such transactions or that relate to the ADSs to be sold by the other Selling Shareholders.

         (e) The Development Fund agrees with each of the Underwriters:

         (i) Prior to each Time of Delivery, to deposit, or cause to be deposited on its behalf pursuant to the DF Custody Agreement, the Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs to be sold by the Development Fund will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery; and

         (ii) To indemnify and hold the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, payable in the ROC, which are or may be required to be paid in connection with the execution and delivery of the DF Custody Agreement; provided, however, that the Development Fund shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the ADSs by the Underwriters in a manner other than that as is customary in such transactions or that relate to the ADSs to be sold by the other Selling Shareholders.

         6. The Selling Shareholders and the several Underwriters agree to bear, reimburse and pay such fees, disbursements, expenses and costs in connection with the offering and sale of the ADSs as may be separately agreed among them and the Company.

         7. The obligations of the Underwriters hereunder as to the ADSs to be delivered at each Time of Delivery shall be subject to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed in all material respects all of their respective obligations hereunder theretofore to be performed, and the following additional conditions (which condition or conditions may be waived by the Underwriters in their discretion):

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

         (b) Cleary Gottlieb Steen & Hamilton LLP, United States counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs (c)(i), (c)(ii) and (c)(iii) below (as qualified by sub-paragraphs
(1) and (2) thereunder) and the paragraph immediately following sub-paragraph
(2) under subsection (c) below, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Sullivan & Cromwell LLP, special United States counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

         (i) This Agreement has been duly executed and delivered by the Company and each of the Management Selling Shareholders;

         (ii) The Deposit Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; provided, however, that such counsel need not express any opinion on
         Section 5.10 of the Deposit Agreement;

         (iii) Upon due issuance by the Depositary of ADRs evidencing the ADSs being delivered at such Time of Delivery against the deposit of the underlying Shares to be deposited by the Management Selling Shareholders in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs evidencing the ADSs will be duly and validly issued and the holders thereof will be entitled to the rights specified therein and in the Deposit Agreement;

         (iv) The Management Custody Agreement has been duly executed and delivered by each of the Management Selling Shareholders and constitutes a valid and legally binding obligation of each of the Management Selling Shareholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity;

         (v) Under the laws of the State of New York relating to the submission to jurisdiction, each of the Company and the Management Selling Shareholders has, pursuant to Section 14 of this Agreement, validly and irrevocably submitted to the non-exclusive personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court"), in any action arising out of or relating to this Agreement or the transactions contemplated hereby brought by any Underwriter or any person who controls an Underwriter, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly appointed the Authorized Agent (as defined in Section 14 hereof) as its authorized agent for the purpose described in Section 14 hereof; and service of process effected on such agent in the manner set forth in Section 14 hereof will be effective to confer valid personal jurisdiction over the Company and the Management Selling Shareholders in the New York Courts;

         (vi) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 7.06 of the Deposit Agreement, validly and irrevocably submitted to the personal jurisdiction of any federal court located in the Borough of Manhattan, The City of New York, New York, in any action arising out of or relating to the Deposit Agreement or the transactions contemplated thereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly appointed the Authorized Agent as its authorized agent for the purpose described in
         Section 7.06 of the Deposit Agreement;

         (vii) The Registration Statement has been declared effective under the Act and the rules and regulations thereunder, the Prospectus either has been filed with the Commission pursuant to Rule 424(b) under the Act or has been included in the Registration Statement (as the case may be), and such counsel has no knowledge of any stop order having been issued suspending the effectiveness of the Registration Statement or of any proceedings for that purpose having been instituted or threatened or pending by the Commission;

         (viii) Each of (A) the sale of the Shares being delivered at such Time of Delivery to be sold in the form of ADSs by the Management Selling Shareholders, (B) the deposit of the Shares by the Management Selling Shareholders with the Depositary against the issuance of ADSs pursuant to the Deposit Agreement and (C) the performance by the Company and the Management Selling Shareholders of their respective obligations under this Agreement and the performance by the Management Selling Shareholders of their obligations under the Management Custody Agreement will not violate any existing Federal law of the United States or law of the State of New York applicable to the Company or the Management Selling Shareholders; provided, however, that for the purposes of this clause (viii), such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws, fraudulent transfer laws and laws that restrict transactions between United States persons and citizens or residents of certain foreign countries or specially designated nationals and organizations; provided, further, that insofar as performance by the Company and the Management Selling Shareholders of their respective obligations under this Agreement and, in the case of the Management Selling Shareholders, the Management Custody Agreement, is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

         (ix) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company and the Management Selling Shareholders under the Federal laws of the United States and the laws of the State of New York for the issuance of the ADRs evidencing the ADSs, the sale and delivery of ADSs by the Management Selling Shareholders to the Underwriters under this Agreement and the deposit with the Depositary of the Shares against the issuance of ADSs pursuant to the Deposit Agreement have been obtained or made; and

         (x) The Company is not required to be registered as an "investment company" under the Investment Company Act.

Such counsel may also state in such opinion to the effect that:

         (1) the foregoing opinion is limited to the Federal laws of the United States and the laws of the State of New York, that such counsel is expressing no opinion as to the effect of the laws of any other jurisdiction, and with respect to all matters of the laws of the ROC, such counsel understands that the Representatives are relying on the opinions of Lee and Li, Baker and McKenzie and Tsar & Tsai delivered to them pursuant to Sections 7(e), 7(g) and 7(j) of this Agreement, respectively, and with respect to all matters of the laws of The Netherlands, such counsel understands that the Representatives are relying on the opinion of Prof. Dr. A.F. Verdam and Clifford Chance delivered to them pursuant to Sections 7(f) and 7(k) of this Agreement; and

         (2) with the Representatives' approval, such counsel has relied as to certain matters on information obtained from public officials, officers of the Company and the Selling Shareholders and other sources believed by such counsel to be responsible, and such counsel has assumed that: (A) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary, (B) this Agreement has been duly authorized by the Company and the Selling Shareholders,
(C) the Deposit Agreement has been duly authorized by the Company, (D) insofar as the laws of the ROC are concerned, this Agreement and the Deposit Agreement have been duly executed and delivered by the Company and the Selling Shareholders as applicable, (E) the Management Custody Agreement has been duly authorized, executed and delivered by the Custodian, (F) the Power of Attorney has been duly executed and delivered by the Management Selling Shareholders and constitutes a valid and binding agreement enforceable in accordance with its terms, (G) insofar as the laws of the ROC are concerned, the Management Custody Agreement has been duly executed and delivered by the Management Selling Shareholders, (H) insofar as the laws of The Netherlands are concerned, this Agreement has been duly executed and delivered by Philips, (I) the Deposit Agreement is a valid and legally binding obligation of the Company insofar the laws of the ROC are concerned, (J) the ADRs conform to the specimens thereof examined by such counsel, have been duly executed by one of the Depositary's authorized officers and have been duly issued by the Depositary in accordance with the provisions of the Deposit Agreement, (K) the Shares have been duly authorized and validly issued, and (L) the signatures on all documents examined by such counsel are genuine, assumptions which such counsel has not independently verified.

In addition, the following shall be included in a separate letter to be delivered by Sullivan & Cromwell LLP to the Representatives at the same time or times as the foregoing opinion is required to be delivered by such counsel pursuant to this Agreement. The letter shall state that such counsel has reviewed the Registration Statement, the Prospectus and the ADR Registration Statement, participated in discussions with the Representatives' representatives, those of the Representatives' United States and ROC counsel, those of the Company, its ROC counsel and its accountants, and those of the Selling Shareholders and their respective United States and ROC counsel, advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder, and between the effectiveness of the Registration Statement and the time of the delivery of the letter, such counsel participated in further discussions with the Representatives' representatives, those of the Company, its ROC counsel and its accountants, and those of the Selling Shareholders and their United States and ROC counsel regarding the contents of certain portions of the Prospectus and related matters, and such counsel reviewed certificates of certain officers of the Company and the Selling Shareholders, opinions addressed to the Representatives from ROC counsel for the Company regarding certain portions of the Prospectus and related matters, opinions addressed to the Representatives from their United States, Dutch and ROC counsel, opinions from respective ROC counsel for the Selling Shareholders and the Dutch legal advisor for Philips and letters addressed to the Representatives from the Company's independent accountants; on the basis of the information that such counsel gained in the course of the performance of such services, considered in the light of their understanding of the applicable law (including the requirements of Form F-3 and the character of the prospectus contemplated thereby) and the experience they have gained through their practice under the Act, they confirm to the Representatives that, in their opinion, the Registration Statement, as of its effective date, the ADR Registration Statement, as of its effective date, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; nothing that came to such counsel's attention in the course of such review has caused such counsel to believe that the Registration Statement, as of the effective date of the Registration Statement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; nothing that came to such counsel's attention in the course of the limited procedures described in such letter has caused them to believe that the Prospectus, as of the time of delivery of such letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any documents that are required to be filed as exhibits to the Registration Statement and are not so filed or of any documents that are required to be summarized in the Prospectus and are not so summarized. Such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the ADR Registration Statement except for those made under the caption "Description of American Depositary Receipts" in the Prospectus insofar as they purport to constitute a summary of the material terms of the Deposit Agreement and the ADRs therein described, and under the caption "Taxation--United States Federal Income Taxation" in the Prospectus insofar as they relate to provisions of U.S. Federal tax law therein described; that such counsel does not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement or the Prospectus; that such letter is furnished by such counsel, as United States counsel to the Company, to the Representatives, solely for the benefit of the Underwriters in their capacity as such, and may not be relied upon by any other person; and that such letter may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the ADSs and may not be used in furtherance of any offer or sale of the ADSs.

         (d) Sullivan & Cromwell LLP, special United States counsel for Philips, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

         (i) This Agreement has been duly executed and delivered by Philips;

         (ii) Upon due issuance by the Depositary of ADRs evidencing the ADSs being delivered at such Time of Delivery against the deposit of the underlying Shares to be deposited by Philips in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs evidencing the ADSs will be duly and validly issued and the holders thereof will be entitled to the rights specified therein and in the Deposit Agreement;

         (iii) The Philips Custody Agreement has been duly executed and delivered by Philips and constitutes a valid and legally binding obligation of Philips, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity;

         (iv) Under the laws of the State of New York relating to the submission to jurisdiction, Philips has, pursuant to Section 14 of this Agreement, validly and irrevocably submitted to the non-exclusive personal jurisdiction of a New York Court in any action arising out of or relating to this Agreement or the transactions contemplated hereby brought by any Underwriter or any person who controls an Underwriter, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has effectively appointed the Authorized Agent (as defined in Section 14 hereof) as its authorized agent for the purpose described in Section 14 hereof; and service of process effected on such agent in the manner set forth in Section 14 hereof will be effective to confer valid personal jurisdiction over Philips in the New York Courts;

         (v) Each of (A) the sale of the Shares being delivered at such Time of Delivery to be sold in the form of ADSs by Philips, (B) the deposit of the Shares by Philips with the

         Depositary against the issuance of ADSs pursuant to the Deposit Agreement, and (C) the performance by Philips of its obligations under this Agreement and the Philips Custody Agreement will not violate any existing Federal law of the United States or law of the State of New York applicable to Philips; provided, however, that for the purposes of this clause (vi), such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws, fraudulent transfer laws and laws that restrict transactions between United States persons and citizens or residents of certain foreign countries or specially designated nationals and organizations; provided, further, that insofar as performance by Philips of its obligations under this Agreement is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights; and

         (vi) All regulatory consents, authorizations, approvals and filings required to be obtained or made by Philips under the Federal laws of the United States and the laws of the State of New York for the issuance of the ADRs evidencing the ADSs, the deposit with the Depositary of the Shares against the issuance of ADSs pursuant to the Deposit Agreement and the sale and delivery of the ADSs by Philips to the Underwriters under this Agreement and have been obtained or made.

Such counsel may also state in such opinion to the effect that:

         (1) the foregoing opinion is limited to the Federal laws of the United States and the laws of the State of New York, that such counsel is expressing no opinion as to the effect of the laws of any other jurisdiction, and with respect to all matters of the laws of the ROC, such counsel understands that the Representatives are relying on the opinions of Lee and Li, Baker and McKenzie and Tsar & Tsai delivered to them pursuant to Sections 7(e), 7(g) and 7(j) of this Agreement, respectively, and with respect to all matters of the laws of The Netherlands, such counsel understands that the Representatives are relying on the opinion of Prof. Dr. A.F. Verdam and Clifford Chance delivered to them pursuant to Sections 7(f) and 7(k) of this Agreement; and

         (2) with the Representatives' approval, such counsel has relied as to certain matters on information obtained from public officials, officers of the Company and Philips and other sources believed by such counsel to be responsible, and such counsel has assumed that: (A) the Deposit Agreement has been duly authorized, executed and delivered by the Company and the Depositary,
(B) this Agreement has been duly authorized by the Company and the Selling Shareholders, (C) the Philips Custody Agreement has been duly authorized, executed and delivered by the Custodian and has been duly authorized by Philips,
(D) the Deposit Agreement has been duly authorized by the Company, (E) insofar as the laws of the ROC are concerned, this Agreement and the Deposit Agreement have been duly executed and delivered by the Company and the Selling Shareholders, as applicable, (F) insofar as the laws of the ROC are concerned, the Philips Custody Agreement has been duly executed and delivered by Philips,
(G) insofar as the laws of The Netherlands are concerned, this Agreement has been duly executed and delivered by Philips, (H) the Deposit Agreement is a valid and legally binding obligation of the Company insofar the laws of the ROC are concerned, (I) the ADRs conform to the specimens thereof examined by such counsel, have been duly executed by one of the Depositary's authorized officers and have been duly issued by the Depositary in accordance with the provisions of the Deposit Agreement, (J) the Shares have been duly authorized and validly issued by the Company, and (K) the signatures on all documents examined by such counsel are genuine, assumptions which such counsel has not independently verified.

         (e) Lee and Li special ROC counsel for the Company and Philips, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

         (i) The Company has been duly incorporated and is validly existing under the laws of the ROC, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus and to perform its obligations under this Agreement and the Deposit Agreement;

         (ii) The Company has an authorized capitalization as set forth in the Prospectus which conforms as to legal matters to the description thereof contained in the Prospectus; the outstanding Common Shares of the Company (including the Firm Shares and the Optional Shares) have been duly authorized and validly issued, and no holder thereof is, or will be, subject to personal liability by reason of being such holder; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares or the ADSs in connection with the transactions contemplated hereby or otherwise; the Shares to be deposited by Philips and the Management Selling Shareholders may be freely deposited with the Depositary against issuance of ADRs evidencing ADSs; the ADSs are freely transferable by Philips and the Management Selling Shareholders to or for the account of the Underwriters; and there are no restrictions on subsequent transfers of the Shares, except as described in the Prospectus under the captions "Description of American Depositary Receipts", "Foreign Investment in the ROC" or "Item 10. Additional Information--Description of Common Shares"; the Shares and the ADSs conform to the description of the Common Shares and the ADSs (as to matters of ROC law), respectively, contained in the Prospectus; the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the heading "Capitalization";

         (iii) To the best of such counsel's knowledge after making an inquiry which they have deemed reasonable and based on a certificate of the Company, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company or would materially adversely affect the ability of the Company to perform its obligations under this Agreement or the Deposit Agreement; and, to the best of such counsel's knowledge after making an inquiry which they have deemed reasonable and based on a certificate of the Company, no such proceedings are threatened or contemplated by any governmental agency or threatened by others;

         (iv) This Agreement and the Deposit Agreement have been duly authorized, executed and delivered by the Company and each constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights; this Agreement has been duly executed and delivered by each of the Management Selling Shareholders and constitutes a valid and legally binding agreement of each of Philips and the Management Selling Shareholders, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights; the voting arrangement set forth in the Deposit Agreement is valid, binding and enforceable against owners and beneficial owners of the ADSs under ROC laws; the Depositary will not be deemed under ROC law to be authorized to exercise any discretion when voting in accordance with the Deposit Agreement and such voting arrangement does not violate any applicable ROC law. For the purpose of this paragraph, we have assumed that Philips has duly executed and delivered this Agreement and this Agreement constitutes a valid and legally binding agreement of Philips and is enforceable against Philips in accordance with its terms under the governing law of this Agreement and the laws of the place of its incorporation;

         (v) Neither the execution and delivery of this Agreement or the Deposit Agreement, the deposit of the Shares with the Depositary by Philips and the Management Selling Shareholders as contemplated herein, the issue and sale of the ADSs being delivered at such Time of Delivery to be sold by Philips and the Management Selling Shareholders, nor, to the best of such counsel's knowledge, the consummation of any other transaction contemplated by this Agreement will conflict with, result in a breach of, or constitute a default under the Articles of Incorporation of the Company or any applicable ROC law, rule or regulation or, to the best of such counsel's knowledge after making any inquiry which they have deemed reasonable and based on a certificate of the Company as to matters of fact, the terms of any indenture, trust deed, mortgage or other agreement or instrument to which the Company is a party or by which the Company is bound, or to which any of the properties or assets of the Company is subject, other than any such conflicts, breaches, violations or defaults which, individually or in the aggregate, would not have a Material Adverse Effect, or any order or regulation applicable to the Company of any ROC court or government agency, authority or body or any arbitrator;

         (vi) Except as disclosed in the Prospectus, no consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental agency or body in the ROC is required for the consummation of the transactions contemplated by the Deposit Agreement or this Agreement, for the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery, for the sale and delivery of Shares and ADSs to be sold by each of Philips and the Management Selling Shareholders hereunder and for the execution, delivery and performance by each of the Company, Philips and the Management Selling Shareholders of this Agreement and the Deposit Agreement to be duly and validly authorized, except such as have been obtained and copies of which have been furnished to the

         Representatives, including those approvals which have been obtained under the laws of the ROC and are in full force and effect as of the date hereof, such as the approval of the SPA, the CBC and the ROC FSC, and except for: (A) the approval of CBC of foreign exchange settlements and payments contemplated by the Deposit Agreement and (B) the filings and approvals, if any, required under the Overseas Offering Rules, the Securities and Exchange Law of the ROC and the Company Law of the ROC and as required by the ROC FSC and the CBC; provided that the failure to comply with sub-clauses (A) and (B) will not affect the enforceability or validity of the ADSs, the Deposit Agreement or this Agreement;

         (vii) To the best of such counsel's knowledge after making an inquiry which such counsel deemed reasonable and based on a certificate of the Company, the Company is not in violation of its Articles of Incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except such violations or default which, individually or in the aggregate, would not have a Material Adverse Effect;

         (viii) The statements in the Prospectus under "Enforceability of Civil Liabilities", "Risk Factors-- Risks Relating to Ownership of ADSs" and "-- Risks Relating to the ROC", "Foreign Investment in the ROC", "Taxation-- ROC Taxation", "Description of American Depositary Receipts", "Underwriting", "Item 8. Financial Information--Dividends and Dividend Policy", "Item 10. Additional Information--Description of Common Shares", "Item 10. Additional Information--Exchange Controls in the ROC" and "Item 10. Additional Information--Voting of Deposited Securities", to the extent such statements constitute summaries of law or regulation of the ROC or relate to the provisions of documents therein describing the laws and regulations of the ROC or constitutive documents of the Company, are true and accurate in all material respects;

         (ix) No facts have come to the attention of such counsel, based upon their participation in the preparation of the Registration Statement and the Prospectus and their review and discussion of the contents thereof, and participation in conferences with officers and other representatives and counsel of the Company and the Representatives' representatives and the Representatives' counsel in connection with the preparation thereof, but without any independent check or verification except with respect to the matters to which their opinion relates, that cause them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data contained therein, as to which such counsel need not express any opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data contained therein, as to which such counsel need not express any opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data contained therein, as to which such counsel expresses no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; however, such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery, except for the opinion stated in paragraph
         (viii) above;

         (x) Other than as set forth in the Prospectus and so long as this Agreement, the cross-receipt, if any, or any other documents which are deemed "receipts" under the ROC Stamp Tax Law are executed by all parties thereto outside the ROC, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes (except a securities transaction tax and income tax on stock dividends which has been deferred pursuant to law (as applicable) to be payable by Philips and the Management Selling Shareholders and except such income taxes as may be imposed by the ROC on payments hereunder to any Underwriter or withholding, if any, with respect to any such income tax) are payable by or on behalf of the Underwriters to the ROC government or to any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of Shares by each of Philips and the Management Selling Shareholders against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by each of Philips and the Management Selling Shareholders of the ADSs to or for the respective accounts of the Underwriters pursuant to the terms of this Agreement or (C) the sale and delivery outside the ROC by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated herein pursuant to the terms of this Agreement;

         (xi) The agreement of the Company to the choice of law provisions set forth in Section 20 of this Agreement and Section 7.06 of the Deposit Agreement will be recognized by the courts of the ROC provided that the relevant provisions of the laws of the State of New York will not be applied to the extent such courts hold that such provisions of the laws of the State of New York are contrary to the public order or good morals of the ROC; the Company can sue and be sued in its own name under the laws of the ROC; the irrevocable submission by the Company to the non-exclusive personal jurisdiction of a New York Court as set forth in Section 14 hereof and Section 7.06 of the Deposit Agreement and the irrevocable waiver by the Company of any objection to the laying of venue of a proceeding in a New York Court are legal, valid and binding; and the irrevocable appointment of TSMC North America as its Authorized Agent for service of process for the purposes described in Section 14 hereof and Section 7.06 of the Deposit Agreement is legal, valid and binding (according to a letter of the Ministry of Foreign Affairs dated February 1979); and a judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement or the Deposit Agreement would be enforceable against the Company in the courts of the ROC without review of the merits; provided that the court of the ROC in which the enforcement is sought is satisfied that (A) the court rendering the judgment has jurisdiction over the subject matter according to the laws of the ROC, (B) the judgment and the court procedures resulting in the judgment are not contrary to the public order or good morals of the ROC, (C) if the judgment was rendered by default by the court rendering the judgment, (i) the Company was duly served within a reasonable period of time within the jurisdiction of such court in accordance with the laws and regulations of such jurisdiction, or (ii) process was served on the Company with judicial assistance of the ROC; and (D) judgments of the courts of the ROC are recognized and enforceable in the jurisdiction of the court rendering the judgment on a reciprocal basis. Such counsel should state that it is not aware of (i) any ROC treaties, statutes or regulations that would indicate the recognition and enforcement in the ROC of such a judgment would be contrary to the public order or good morals of the ROC, or of any reported cases in the ROC of a court refusing to recognize or enforce such a judgment, (ii) any interpretations of any statutes in the ROC that would indicate that the recognition and enforcement in the ROC of such a judgment would be contrary to the public order or good morals of the ROC (other than a judgment relating to rights exercised by a party under the relevant agreements in bad faith or contradictory to the public interest of the ROC) and (iii) any reason why any of the aforementioned courts in the State of New York (assuming that such courts have jurisdiction over the subject matter under New York law) would not have jurisdiction over the subject matter according to the laws of the ROC;

         (xii) To the best of such counsel's knowledge after making due inquiry and based on a certificate of the Company, the Company owns or possesses the Intellectual Property necessary to conduct its business as presently conducted and as proposed to be conducted; and the Company has not received notice or claim of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, which notice or claim remains in dispute, and which is reasonably likely to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company; and, to the best of such counsel's knowledge after making due inquiry and based on a certificate of the Company, the Company has good and marketable title to all real property owned by it, in each case free and clear of any liens, encumbrances or defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and, to the best of such counsel's knowledge after making due inquiry and based on a certificate of the Company, any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

         (xiii) The signing and filing of each of the Registration Statement and Prospectus have been duly authorized by and on behalf of the Company;

         (xiv) The Company is not entitled to any immunity on the basis of sovereignty or otherwise in respect of its obligations under this Agreement or the Deposit Agreement and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under this Agreement or the Deposit Agreement;

         (xv) This Agreement and the Deposit Agreement are in proper form under the laws of the ROC for the enforcement thereof against the Company under the laws of the ROC; and to ensure the legality, validity, enforceability and admissibility into evidence in the ROC of each of this Agreement and the Deposit Agreement, it is not necessary that such agreement be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax be paid in the ROC or in respect thereof so long as this Agreement is executed, including by Power of Attorney, by all parties outside the ROC, it being understood that in court proceedings in the ROC a translation into the Chinese language may be required;

         (xvi) Under the laws of the ROC, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights as legal owner of the Shares underlying the ADSs through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

         (xvii) Other than as set forth in the Prospectus, there are no limitations under ROC law on the rights of holders of Shares, ADSs or ADRs evidencing ADSs to hold or vote or transfer their respective securities; and no other governmental approvals are currently required in the ROC in order for the Company to pay dividends or other distributions declared by the Company to holders of Common Shares, including the Depositary, or for the conversion by the Depositary of any dividends paid in NT dollars to U.S. dollars or the repatriation thereof out of the ROC and no other withholding or other taxes under the laws and regulations of the ROC will be imposed in connection with the declaration and payment by the Company of dividends and other distributions in respect of shares of its capital stock;

         (xviii) Immediately prior to the Time of Delivery, each of Philips and the Management Selling Shareholders had good and valid title to the Common Shares represented by the ADSs to be sold by Philips and such Management Selling Shareholders under this Agreement, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Common Shares, properly endorsed for transfer, registration of such transfer with the Company, and payment therefor pursuant hereto, good and valid title to such Common Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Depositary or its nominee (if applicable) for the benefit of the several Underwriters;

         (xix) The indemnification and contribution provisions set forth in
         Section 8 of this Agreement and Section 5.10 of the Deposit Agreement do not contravene the laws of the ROC;

         (xx) The Management Custody Agreement has been duly executed and delivered by each of the Management Selling Shareholders and constitutes a valid and binding agreement of each of the Management Selling Shareholders, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally;

         (xxi) The deposit of the Shares with the Depositary under the Deposit Agreement as contemplated herein, the sale by the Management Selling Shareholders to the Underwriters of the ADSs hereunder, the performance by the Management Selling Shareholders of their obligations under the provisions of this Agreement and the performance by the Management Selling Shareholders of their obligations under the provisions of the Management Custody Agreement will, based on the certificates of the Management Selling Shareholders, not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which any of the Management Selling Shareholders is a party or by which any of the Management Selling Shareholders is bound, or to which any of the property or assets of the Management Selling Shareholders is subject, other than any such conflict, breach or violation that would not have a material adverse effect on the ability of the Management Selling Shareholders to perform their obligations under this Agreement or the Management Custody Agreement, nor will the deposit of the Shares with the Depositary under the Deposit Agreement as contemplated herein, the sale by each of Philips and the Management Selling Shareholders to the Underwriters of the ADSs hereunder, the performance by each of Philips and the Management Selling Shareholders of their obligations under the provisions of this Agreement and the performance by the Management Selling Shareholders of their obligations under the provisions of the Management Custody Agreement result in any violation of the provisions of any statute, order, rule or regulation known to such counsel of any court or governmental agency or body in the ROC having jurisdiction over Philips or the Management Selling Shareholders or the property of Philips or the Management Selling Shareholders other than any such violation that would not have a material adverse effect on the ability of Philips or the Management Selling Shareholders to perform their obligations under this Agreement or the Management Selling Shareholders to perform their obligations under the Management Custody Agreement;

         (xxii) Immediately prior to such Time of Delivery, each of the Management Selling Shareholders had full right, power and authority (A) to deposit the Shares with the Depositary as contemplated hereby, and
         (B) to sell, assign, transfer and deliver the ADSs to be sold by such Management Selling Shareholder hereunder;

         (xxiii) It is not necessary in order to enable any Underwriter to exercise its rights under this Agreement in the ROC that all or any of the Underwriters should be licensed, qualified or entitled to do business in the ROC;

         (xxiv) This Agreement is in proper form under the laws of the ROC for the enforcement thereof against each of Philips and the Management Selling Shareholders under the laws of the ROC; the Management Custody Agreement is in proper form under the laws of the ROC for the enforcement thereof against the Management Selling Shareholders under the laws of the ROC; and to ensure the legality, validity, enforceability and admissibility into evidence in the ROC of such agreements, it is not necessary that such agreements be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax be paid in the ROC or in respect thereof so long as the Agreement is executed by all parties outside the ROC (including by Power of Attorney, provided such Power of Attorney shall not be required to be signed outside the ROC), it being understood that in court proceedings in the ROC a translation into the Chinese language may be required;

         (xxv) The Management Selling Shareholders' agreement that this Agreement shall be governed by and construed in accordance with the laws of the State of New York as set forth in Section 20 hereof is legal, valid and binding and will be recognized by the courts of the ROC, provided that the relevant provisions of the laws of the State of New York will not be applied to the extent such courts hold that such provisions of the laws of the State of New York are contrary to the public order or good morals of the ROC; the Management Selling Shareholders can sue and be sued in their own names under the laws of the ROC; the irrevocable submission by the Management Selling Shareholders to the non-exclusive personal jurisdiction of a New York Court as set forth in Section 14 hereof and the irrevocable waiver by the Management Selling Shareholders of any objection to the laying of venue of a proceeding in a New York Court are legal, valid and binding; the irrevocable appointment of TSMC North America as the Authorized Agent for service of process for the Management Selling Shareholders for the purpose described in Section 14 hereof is legal, valid and binding (according to a letter of the Ministry of Foreign Affairs dated February 1979); and a judgment obtained in a New York Court arising out of or in relation to the obligations of any of the Management Selling Shareholders under this Agreement would be enforceable against such Management Selling Shareholder in the courts of the ROC without review of merits, provided that the court of the ROC in which the enforcement is sought is satisfied that (A) the court rendering the judgment has jurisdiction over the subject matter according to the laws of the ROC,
         (B) the judgment and the court procedures resulting in the judgment are not contrary to the public order or good morals of the ROC, (C) if the judgment was rendered by default by the court rendering the judgment,
         (i) the relevant Management Selling Shareholder was duly served within a reasonable period of time within the jurisdiction of such court in accordance with the laws and regulations of such jurisdiction, or (ii) process was served on such relevant Management Selling Shareholder with judicial assistance of the ROC; and (D) judgments of the courts of the ROC are recognized and enforceable in the jurisdiction of the court rendering the judgment on a reciprocal basis; and

         (xxvi) Each of the Management Selling Shareholders has duly authorized, executed and delivered an irrevocable Power of Attorney, and each such Power of Attorney is valid, legally binding and enforceable against such Management Selling Shareholder in accordance with its terms under the laws of the ROC.

         (xxvii) There are no reporting obligations under ROC law on any ADS holder (assuming such ADS holder does not hold ADSs or the Shares, in the aggregate, exceeding 10% of the issued share capital of the Company) that have not been disclosed in the Deposit Agreement and in the Prospectus and the form of receipt attached to the Deposit Agreement.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the ROC and that such counsel relies on certificates from the Management Selling Shareholders as to factual matters.

         (f) Prof. Dr. A.F. Verdam, legal advisor for Philips, shall have furnished to the Representatives his written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

         (i) Philips has been duly incorporated and is validly existing as a company with limited liability under the laws of The Netherlands;

         (ii) This Agreement has been duly authorized, executed and delivered by Philips and constitutes a valid and legally binding agreement of Philips, enforceable against Philips in accordance with its terms;

         (iii) No consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental agency or body in The Netherlands is required for the consummation of the transactions by Philips contemplated by this Agreement, for the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at the Time of Delivery, for the sale and delivery of Shares and ADSs to be sold by Philips hereunder and for the execution, delivery and performance by Philips of its obligations under this Agreement to be duly and validly authorized;

         (iv) Immediately prior to the Time of Delivery, Philips had good and valid title to the Shares, free and clear of all liens, encumbrances, equities or claims; and upon delivery of the Shares in accordance with this Agreement, the Deposit Agreement and the Philips Custody Agreement, properly endorsed for transfer, registration of such transfer with the Company, and payment therefor pursuant hereto, good and valid title to the Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Depositary or its nominee (if applicable) for the benefit of the several Underwriters;

         (v) The Philips Custody Agreement has been duly authorized, executed and delivered by Philips and constitutes a valid and binding agreement of Philips, enforceable in accordance with its terms;

         (vi) The deposit of the Shares with the Depositary as contemplated herein, the sale by Philips to the Underwriters of the ADSs in the manner contemplated hereunder and the performance by Philips of its obligations under the provisions of this Agreement and the performance by Philips of its obligations under the Philips Custody Agreement do, to the best of such counsel's knowledge after making an inquiry which such counsel deemed reasonable and based on the certificates of Philips, not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which Philips is a party or by which it is bound, or to which any of the property or assets of Philips is subject, other than any such conflict, breach or violation that would not have a material adverse effect on the ability of Philips to perform its obligations under this Agreement or the ability of Philips to perform its obligations under the Philips Custody Agreement, nor will such action result in any violation of the provisions of the Articles of Association of Philips or any statute, order, rule or regulation known to such counsel of any court or governmental agency or body in The Netherlands having jurisdiction over Philips or the property of Philips other than any such violation that would not have a material adverse effect on the ability of Philips to perform its obligations under this Agreement or under the Philips Custody Agreement;

         (vii) Immediately prior to the Time of Delivery, Philips had full corporate power and authority to deposit the Shares with the Depositary as contemplated hereby and to sell, assign, transfer and deliver the ADSs to be sold by Philips hereunder;

         (viii) Each of this Agreement and the Philips Custody Agreement is in proper legal form under the laws of The Netherlands in order to bring a proceeding for the enforcement thereof against Philips under the laws of The Netherlands; and in connection with such proceeding, it is not necessary that such agreements be filed or recorded with any court or other authority in The Netherlands or that any stamp or similar tax be paid in The Netherlands or in respect thereof; it being understood that in court proceedings in The Netherlands a translation into the Dutch language by a sworn translator may be required and that normal document production requirements will have to be complied with;

         (ix) The agreement by Philips that this Agreement shall be governed by and construed in accordance with the laws of the State of New York as set forth in Section 20 hereof is legal, valid and binding and will be recognized by the courts of The Netherlands subject to possible application of mandatory rules (if any) as referred to in Article 7 of the Convention on the Law applicable to contractual obligations (Rome, 1980); Philips can sue and be sued in its own name under the laws of The Netherlands; the irrevocable submission of Philips to the non-exclusive personal jurisdiction of a New York Court and the waiver by Philips of any objection to the venue of a proceeding of a New York Court is legal, valid and binding; and the irrevocable appointment of Philips Electronics North America Corporation as the Authorized Agent for service of process for Philips for the purpose described in Section 14 hereof is legal, valid and binding; and

         (x) The United States and The Netherlands do not currently have a treaty providing for reciprocal recognition and enforcement of judgments (other than arbitration awards) in civil and commercial matters. Therefore, a final judgment for payment of money rendered by any federal or state court in the United States based on civil liability, whether or not predicated solely upon the federal securities laws of the United States, would not be directly enforceable in The Netherlands. However, if the party in whose favor such final judgment is rendered brings a new suit in a competent court in The

         Netherlands, such party may submit to the Netherlands court the final judgment that has been rendered in the United States. If the Netherlands court finds that the jurisdiction of the federal or state court in the United States has been based on grounds that are internationally acceptable and that proper legal procedures have been observed, the court in The Netherlands would under current practice give binding effect to the final judgment that has been rendered in the United States unless such judgment contravenes The Netherlands' public policy.

         The opinion expressed above is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, such as the principle of "reasonableness and fairness" ("redelijkheid en billijkheid").

         In rendering such opinion, Prof. Dr. A.F. Verdam may state that he expresses no opinion as to the laws of any jurisdiction outside The Netherlands and that he relies on certificates from public officials, officers of Philips or other sources as to factual matters.

         (g) Baker & McKenzie, ROC counsel for the Development Fund, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

         (i) This Agreement has been duly authorized, executed and delivered by the Development Fund and constitutes a valid and legally binding agreement of the Development Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights;

         (ii) Except as disclosed in the Prospectus, no consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental agency or body in the ROC is required for the consummation of the transactions contemplated by this Agreement, for the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery, for the sale and delivery of Shares and ADSs to be sold by the Development Fund hereunder and for the execution, delivery and performance by the Development Fund of this Agreement to be duly and validly authorized, except such as have been obtained and copies of which have been furnished to the Representatives, including those approvals which have been obtained under the laws of the ROC and are in full force and effect as of the date hereof, such as the approval of the SPA, the CBC and the ROC FSC; and except for: (A) the approval of CBC of foreign exchange settlements and payments contemplated by the Deposit Agreement and (B) the filings and approvals required under the Overseas Offering Rules, the Securities and Exchange Law of the ROC and the Company Law of the ROC; provided that the failure to comply with sub-clauses (A) and (B) will not affect the enforceability or validity of the ADSs or this Agreement;

         (iii) Other than as set forth in the Prospectus and so long as this Agreement, the cross-receipt, if any, or any other documents which are deemed "receipts" under the ROC

         Stamp Tax Law are executed outside the ROC, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes [(except a securities transaction tax and income tax on stock dividends (as applicable) to be payable by the Development Fund and except such income taxes as may be imposed by the ROC on payments hereunder to any Underwriter whose net income is subject to tax by the ROC or withholding, if any, with respect to any such income tax)] are payable by or on behalf of the Underwriters to the ROC government or to any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of Shares by the Development Fund against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Development Fund of the ADSs to or for the respective accounts of the Underwriters pursuant to the terms of this Agreement or (C) the sale and delivery outside the ROC by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated herein pursuant to the terms of this Agreement;

         (iv) Immediately prior to such Time of Delivery, the Development Fund had good and valid title to the Common Shares represented by the ADSs to be sold by it under this Agreement, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Common Shares, properly endorsed for transfer, registration of such transfer with the Company, and payment therefor pursuant hereto, good and valid title to such Common Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Depositary or its nominee (if applicable) for the benefit of the several Underwriters;

         (v) The DF Custody Agreement has been duly executed and delivered by the Development Fund and constitutes a valid and binding agreement of the Development Fund, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity;

         (vi) This Agreement has been duly executed and delivered by or on behalf of the Development Fund; the deposit of the Shares with the Depositary as contemplated herein, the sale by the Development Fund to the Underwriters of the ADSs hereunder and the performance by the Development Fund of its obligations under the provisions of this Agreement and the performance by the Development Fund of its obligations under the DF Custody Agreement will, to the best of such counsel's knowledge after making an inquiry which such counsel deemed reasonable and based on the certificates of the Development Fund, not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Development Fund is a party or by which it is bound, or to which any of the property or assets of the Development Fund is subject, other than any such conflict, breach or violation that would not have a material adverse effect on the ability of the Development Fund to perform its obligations under this Agreement or the ability of the Development Fund to perform its obligations under the DF Custody Agreement, nor will such action result in any violation of the provisions of any statute, order, rule or regulation known to such counsel of any court or governmental agency or body in the ROC having jurisdiction over the Development Fund or the property of the Development Fund other than any such violation that would not have a material adverse effect on the ability of the Development Fund to perform its obligations under this Agreement or under the DF Custody Agreement;

         (vii) No consents, approvals, authorizations, orders, registrations, clearances and filings of or with any Governmental Agency in the ROC are required for the performance by the Development Fund of its obligations under this Agreement in connection with the deposit of the Shares with the Depositary as contemplated herein or the delivery and sale by the Development Fund to the Underwriters of the ADSs; except for: (A) the approval of the CBC of foreign exchange settlements and payments contemplated by the Deposit Agreement, (B) the filings and approvals required under the Overseas Offering Rules and as required by the CBC, (C) the approvals for the sale by the Development Fund of the ADSs and (D) the off-exchange trading approval of the ROC FSC, which have all been obtained under the laws of the ROC and are in full force and effect as of the date hereof;

         (viii) Immediately prior to such Time of Delivery, the Development Fund had full right, power and authority to deposit the Shares with the Depositary as contemplated hereby and to sell, assign, transfer and deliver the ADSs to be sold by the Development Fund hereunder;

         (ix) This Agreement is in proper form under the laws of the ROC for the enforcement thereof against the Development Fund under the laws of the ROC and the DF Custody Agreement is in proper form under the laws of the ROC for the enforcement thereof against the Development Fund under the laws of the ROC; and to ensure the legality, validity, enforceability and admissibility into evidence in the ROC of such agreements, it is not necessary that such agreements be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax be paid in the ROC or in respect thereof, it being understood that in court proceedings in the ROC a translation into the Chinese language may be required; and

         (x) The agreement by the Development Fund that this Agreement shall be governed by and construed in accordance with the laws of the State of New York as set forth in Section 20 hereof is legal, valid and binding and will be recognized by the courts of the ROC, provided that the relevant provisions of the laws of the State of New York will not be applied to the extent such courts hold that such provisions of the laws of the State of New York are contrary to the public order or good morals of the ROC; the Development Fund can sue and be sued in its own name under the laws of the ROC; the irrevocable submission of the Development Fund to the non-exclusive personal jurisdiction of a New York Court and the waiver by the Development Fund of any objection to the venue of a proceeding of a New York Court is legal, valid and binding; the irrevocable appointment of CT Corporation System, New York, New York as the Authorized Agent for service of process for the Development Fund for the purpose described in Section 14 hereof is legal, valid and binding; and a judgment obtained in a New York Court arising out of or in relation to the obligations of the

         Development Fund under this Agreement would be enforceable against the Development Fund in the courts of the ROC without review of merits, provided that the court of the ROC in which the enforcement is sought is satisfied that (A) the court rendering the judgment has jurisdiction over the subject matter according to the laws of the ROC, (B) the judgment and the court procedures based on which such judgment was rendered are not contrary to the public order or good morals of the ROC, (C) if the judgment was rendered by default by the court, (i) the Development Fund was duly served during a reasonable time within the jurisdiction of such court in accordance with the laws and regulations of such jurisdiction or (ii) process was served on the Development Fund with judicial assistance of the ROC, and (D) judgments of the courts of the ROC are recognized and enforceable in the jurisdiction of the court rendering the judgment on a reciprocal basis.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the ROC and that such counsel relies on certificates from the Development Fund as to factual matters.

         (h) Patterson, Belknap, Webb & Tyler LLP, counsel for the Depositary, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

         (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes the valid and legally binding agreement of the Depositary, enforceable against the Depositary in accordance with its terms except to the extent that (a) enforcement thereof may be limited by (1) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding in law or in equity), and (b) rights to indemnity and contribution may be limited by United States federal or state securities laws or public policy; and

         (ii) ADRs issued in accordance with the terms and conditions of the Deposit Agreement and the Registration Statement to evidence ADSs issued upon deposit of Shares in connection with the sale of ADSs described under this Agreement will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, assuming that (a) the Shares represented by the ADSs (which are in turn evidenced by the ADRs) have been duly authorized and validly issued and are fully paid and non-assessable, and that any preemptive rights with respect to such Shares have been validly waived or exercised, and (b) such Shares have been duly deposited with the Custodian (as defined in the Deposit Agreement), in each case in accordance with all applicable laws and regulations.

         (i) Heller Erhman LLP, special United States counsel for the Development Fund, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

         (i) This Agreement has been duly executed and delivered by the Development Fund;

         (ii) Upon due issuance by the Depositary of ADRs evidencing the ADSs being delivered at such Time of Delivery against the deposit of the underlying Shares to be deposited by the Development Fund in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs evidencing the ADSs will be duly and validly issued and the holders thereof will be entitled to the rights specified therein and in the Deposit Agreement;

         (iii) The DF Custody Agreement has been duly executed and delivered by the Development Fund and constitutes a valid and legally binding obligation of the Development Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity;

         (iv) Under the laws of the State of New York relating to the submission to jurisdiction, the Development Fund has, pursuant to Section 14 of this Agreement, validly and irrevocably submitted to the non-exclusive personal jurisdiction of a New York Court in any action arising out of or relating to this Agreement or the transactions contemplated hereby brought by any Underwriter or any person who controls an Underwriter, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has effectively appointed the Authorized Agent (as defined in Section 14 hereof) as its authorized agent for the purpose described in Section 14 hereof; and service of process effected on such agent in the manner set forth in Section 14 hereof will be effective to confer valid personal jurisdiction over the Development Fund in the New York Courts;

         (v) Each of (A) the issue and sale of the Shares being delivered at such Time of Delivery to be sold in the form of ADSs by the Development Fund, (B) the deposit of the Shares being deposited by the Development Fund with the Depositary pursuant to the Deposit Agreement and (C) the performance by the Development Fund of its obligations under this Agreement will not violate any existing Federal law of the United States or law of the State of New York applicable to the Development Fund; provided, however, that for the purposes of this clause (vi), such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided, further, that insofar as performance by the Development Fund of its obligations under this Agreement is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights; and

         (vi) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Development Fund under the Federal laws of the United States and the laws of the State of New York for the issuance of the ADRs evidencing the ADSs, the sale and delivery of ADSs by the Development Fund to the Underwriters under this Agreement and the deposit with the Depositary of the Shares underlying the ADSs have been obtained or made;

         Such counsel may also state in such opinion to the effect that:

         (1) the foregoing opinion is limited to the federal laws of the United States and the laws of the State of New York, that such counsel is expressing no opinion as to the effect of the laws of any other jurisdiction, and with respect to all matters of the laws of the ROC, such counsel understands that the Representatives are relying on the opinions of Lee and Li, Baker and McKenzie and Tsar & Tsai delivered to them pursuant to Sections 7(e), 7(g) and 7(j) of this Agreement, respectively, and with respect to all matters of the laws of The Netherlands, such counsel understands that the Representatives are relying on the opinion of Prof. Dr. A.F. Verdam and Clifford Chance delivered to them pursuant to Sections 7(f) and 7(k) of this Agreement; and

         (2) with the Representatives' approval, such counsel has relied as to certain matters on information obtained from public officials, officers of the Company and the Selling Shareholders and other sources believed by such counsel to be responsible, and such counsel has assumed that: (A) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary, (B) this Agreement has been duly authorized by the Company and the Selling Shareholders,
(C) the Deposit Agreement, the Shares and the ADSs have been duly authorized by the Company, (D) insofar as the laws of the ROC are concerned, this Agreement and the Deposit Agreement have been duly executed and delivered by the Company and the Selling Shareholders as applicable, (E) insofar as the laws of The Netherlands are concerned, this Agreement has been duly executed and delivered by Philips, (F) the Deposit Agreement is a valid and legally binding obligation of the Company insofar the laws of the ROC are concerned, and (G) the signatures on all documents examined by such counsel are genuine, assumptions which such counsel has not independently verified.

         (j) Tsar & Tsai, ROC counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (k) Clifford Chance, Dutch counsel for the Underwriters, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

         (i) No withholding, income or capital gains or other similar taxes are payable by or on behalf of the Underwriters to The Netherlands or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Shares by Philips against the issuance of ADRs evidencing ADSs or (B) the sale and delivery by Philips of the ADSs to or for the respective accounts of the Underwriters as contemplated in the Prospectus and pursuant to the terms of this Agreement or (C) the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof pursuant to the terms of this Agreement, unless an Underwriter
                  (i) is resident or deemed to be resident in The Netherlands for Netherlands tax purposes or (ii) has an enterprise or an interest in an enterprise that is, in whole or in part, carried on through a permanent establishment or a permanent representative in The Netherlands to which enterprise or part of enterprise, as the case may, its activities in connection with this Agreement are attributable;

         (ii) No stamp or other issuance or transfer taxes (overdrachtsbelasting) or duties, or other similar taxes or duties are payable by or on behalf of the Underwriters to The Netherlands or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Shares by Philips against the issuance of ADRs evidencing ADSs or (B) the sale and delivery by Philips of the ADSs to or for the respective accounts of the Underwriters as contemplated in the Prospectus and pursuant to the terms of this Agreement or (C) the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof pursuant to the terms of this Agreement; and

         (iii) It is not necessary in order to enable any Underwriter to exercise its rights under this Agreement in The Netherlands that all or any of the Underwriters should be licensed, qualified or entitled to do business in The Netherlands.

         (l) On the date hereof, at 9:30 a.m. New York time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte & Touche shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex I hereto;

         (m) The Company shall not have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus that would have or would reasonably be expected to have a Material Adverse Effect, and since the respective dates as of which information is given in the Prospectus there shall not have been any decrease in the capital stock or increase in long-term debt or short-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company, other than as set forth or contemplated in the Prospectus, the effect of which, in any such case is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (n) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange or the TSE; (ii) a suspension or material limitation in trading in the Company's securities or the ADSs on the Exchange or the TSE;
(iii) a general moratorium on commercial banking activities in New York, the ROC or the United Kingdom, declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) a change or development involving a prospective change (except as set forth in the Prospectus) in the ROC taxation materially adversely affecting the Company, the ADSs or the transfer thereof or the imposition of exchange controls by the United States or the ROC affecting the Company or its shareholders; (v) the outbreak or escalation of hostilities involving the United States or the ROC or the declaration by the United States or the ROC of a national emergency or war, if the effect of any such event specified in this clause (v), in the reasonable judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering or the delivery of the ADSs on the terms and in the manner contemplated in the Prospectus or (vi) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or the ROC which, in the reasonable judgment of the Representatives, would materially and adversely affect the market for the ADSs;

         (o) The ADSs to be sold by the Selling Shareholders at such Time of Delivery shall have been duly listed, subject to official notice of issuance, on the Exchange;

         (p) The Depositary shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates satisfactory to the Representatives evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Selling Shareholders at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

         (q) The Company and the Selling Shareholders shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to the Representatives as to the accuracy in all material respects, of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance in all material respects, by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Representatives may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections
(a) and (m) of this Section, and as to such other matters as the Representatives may reasonably request;

         (r) (i) The Philips Custody Agreement shall have been executed by Philips and (ii) certificates in negotiable form representing all of the Shares to be represented by ADSs to be sold at such Time of Delivery by Philips shall have been placed in custody under the Philips

Custody Agreement, duly executed and delivered by Philips to the Custodian, at or prior to the date at least one business day prior to such Time of Delivery;

         (s) (i) The Management Custody Agreement shall have been executed by each of the Management Selling Shareholders and (ii) certificates in negotiable form representing all of the Shares to be represented by ADSs to be sold at such Time of Delivery by each Management Selling Shareholder shall have been placed in custody under the Management Custody Agreement, duly executed and delivered by the appropriate Management Selling Shareholder to the Custodian, at or prior to the date at least one business day prior to such Time of Delivery; and

         (t) (i) The DF Custody Agreement shall have been executed by the Development Fund and (ii) certificates in negotiable form representing all of the Shares to be represented by ADSs to be sold at such Time of Delivery by the Development Fund shall have been placed in custody under the DF Custody Agreement, duly executed and delivered by the Development Fund to the Custodian, at or prior to the date at least one business day prior to such Time of Delivery.

         8. (a) (i) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with Shareholder Information or written information furnished to the Company by any Underwriter through the Representatives or their agents expressly for use therein and, provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a)(i) with respect to any Preliminary Prospectus or to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold ADSs to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus or in the Prospectus as then amended or supplemented.

         (ii) Each of the Selling Shareholders, severally and not jointly, will indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities to which each Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with any Shareholder Information provided by such Selling Shareholder; provided, however, that the Selling Shareholders shall not be liable to any Underwriter under the indemnity agreement in this subsection
(a)(ii) with respect to any Preliminary Prospectus or to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold ADSs to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus or in the Prospectus as then amended or supplemented.

         (b) Each Underwriter will indemnify and hold harmless the Company and the Selling Shareholders against any losses, claims, damages or liabilities to which the Company or the Selling Shareholders may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives or their agents expressly for use therein; and will reimburse the Company and the Selling Shareholders for any legal or other expenses reasonably incurred by the Company or the Selling Shareholders in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Each of Philips and the Development Fund, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with Philips Shareholder Information or DF Shareholder Information, as applicable.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without a written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment: (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (e) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the ADSs purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection
(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) each Selling Shareholder shall not be required to contribute any amount in respect of any losses, claims, damages or liabilities (or actions in respect thereof) unless, and in such case only to the extent that, such losses, claims, damages or liabilities (or actions in respect thereof) arise out of an untrue statement or alleged untrue statement of material fact or omission or alleged omission to state a material fact required to be stated or necessary to make the statements not misleading that was made or omitted in reliance upon and in conformity with such Selling Shareholder's Shareholder Information in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus or any such amendment or supplement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) (i) The obligations of the Company or the Selling Shareholders, respectively, under this Section 8 shall be in addition to any liability which the Company or the Selling Shareholders, respectively, may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act;

         (ii) The obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and of the Selling Shareholders (if applicable) and to each person, if any, who controls the Company or the Selling Shareholders within the meaning of the Act; and

         (iii) The obligations of Philips and the Development Fund under this
Section 8 shall be in addition to which Philips may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase ADSs which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their discretion arrange for either or both of the Representatives or, subject to the approval of the Company in the case of any party or parties other than the Underwriters (which approval shall not be unreasonably delayed or withheld), another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such ADSs, then the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Selling Shareholders that the Representatives have so arranged for the purchase of such ADSs, or the Selling Shareholders notify the Representatives that they have so arranged for the purchase of such ADSs, the Representatives or the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the ADR Registration Statement, the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement, the ADR Registration Statement or the Prospectus which in the Representatives' opinion or in the opinion of the Selling Shareholders may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 9(a) with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

         (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, then the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, or if the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Shareholders to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company, the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or the Selling Shareholders, or any officer or director or controlling person of the Company or any Selling Shareholder (if applicable), and shall survive delivery of and payment for the ADSs.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but if for any other reason any ADSs are not delivered by or on behalf of the Selling Shareholders as provided herein, the Selling Shareholders will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives; and in all dealings with the Selling Shareholders hereunder, the Representatives and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Selling Shareholders made or given the Selling Shareholders. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives at c/o Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen's Road Central, Hong Kong, Attention: Gigi Woo, fax number: +852 2978 0440 and J.P. Morgan Securities Ltd., 125 London Wall, London EC2Y 5AJ, England, Attention: Equity Syndicate Desk, fax number:
+44 207 325 8168; if to Philips shall be delivered or sent by mail, telex or facsimile transmission to [Mr. A.

Westerlaken, General Secretary, Koninklijke Philips Electronics N.V., Breitner Center, Amestelplein 2, P.O. Box 77900, 1070 MX, Amsterdam, The Netherlands, fax number: (31) 20 5977230]; if to the Development Fund shall be delivered or sent by mail, telex or facsimile transmission to [the Development Fund, Attention:
Mr. Louis Chen, fax number: (8862) 2389-0636]; and if to the Company or the Management Selling Shareholders shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Lora Ho; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its underwriters' questionnaire or telex constituting such questionnaire, which address will be supplied to the Company or the Selling Shareholders by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, each of the Selling Shareholders or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Selling Shareholders brought by any Underwriter or by any person who controls any Underwriter, or against any Underwriter brought by the Selling Shareholders or the Company, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the non-exclusive personal jurisdiction of such courts in any such suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby. The Company has appointed, for a duration of six years, TSMC North America as its authorized agent, each of the Management Selling Shareholders has appointed, for a duration of six years, CT Corporation System, New York, New York, as its authorized agent, Philips has appointed Philips Electronics North America Corporation as its authorized agent and the Development Fund has appointed CT Corporation System, New York, New York, as its authorized agent (each, an "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall not be revoked without the prior written consent of the Representatives. Each of the Company and the Selling Shareholders represents and warrants that its respective Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the party that has appointed it shall be deemed, in every respect, effective service of process upon such party, as the case may be.

         15. Each reference in this Agreement to U.S. dollars (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligation of the Company and the Selling Shareholders in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the business day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company and the Selling Shareholders, as the case may be, will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of the Company and the Selling Shareholders not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

         16. Each of the Company and the Selling Shareholders acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm's-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Shareholders, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Shareholders on other matters) or any other obligation to the Company or the Selling Shareholders except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Selling Shareholders has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Selling Shareholders agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to it, in connection with such transaction or the process leading thereto.

         17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Selling Shareholders, on the one hand, and the Underwriters, or any of them, on the other, with respect to the subject matter hereof; provided, however, that this Agreement does not supersede or amend the standstill agreement dated the date hereof between the Representatives and the Company.

         18. Each of the Company, the Selling Shareholders and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         19. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         20. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         21. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with the Representatives' understanding, please sign and return to us one original or counterpart hereof for each of the Company, the Selling Shareholders and the representative of the Underwriters plus one for each counsel and the Depositary, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholders. It is understood that the Representatives' acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination upon request, but without warranty on the Representatives' part as to the authority of the signers thereof.

                                    Very truly yours,

                                    Taiwan Semiconductor Manufacturing
                                    Company Limited



                                    By:
                                       -------------------------------------
                                         Name:  Lora Ho
                                         Title: Vice President and Chief
                                                Financial Officer



                                    The Development Fund of the Executive Yuan



                                    By:
                                       -------------------------------------
                                         Name:
                                         Title:


                                    Koninklijke Philips Electronics N.V.



                                    By:
                                       -------------------------------------
                                         Name:
                                         Title:

                                    Morris Chang
                                    F.C. Tseng
                                    Stephen T. Tso
                                    J.B. Chen
                                    M.C. Tzeng
                                    Richard Thurston



                                    By:
                                       -------------------------------------
                                         Name:   Lora Ho
                                         Title:  Attorney-in-Fact for each of
                                                 the above parties


                                          Accepted as of the date hereof:

Goldman Sachs International



By:
   --------------------------
    Name:
    Title:

J.P. Morgan Securities Ltd.



By:
   --------------------------
    Name:
    Title:

On behalf of each of the Underwriters
named in Schedule II hereto

                                   SCHEDULE I

                                                                                 NUMBER OF
                                                                               OPTIONAL ADSs
                                                           TOTAL NUMBER OF     TO BE SOLD IF
                                                             FIRM ADSs            MAXIMUM
SELLING SHAREHOLDERS(1)                                      TO BE SOLD       OPTION EXERCISED
-----------------------                                    ---------------    ----------------
Koninklijke Philips Electronics N.V                         104,450,000            15,667,500
The Development Fund of the Executive Yuan                   40,643,000             6,096,450
Morris Chang                                                  3,571,000               535,650
F.C. Tseng                                                      857,000               128,550
Stephen T. Tso                                                  286,000                42,900
J.B. Chen                                                        86,000                12,900
M.C. Tzeng                                                       86,000                12,900
Richard Thurston                                                 21,000                 3,150
Total:                                                      150,000,000            22,500,000
                                                            ===========            ==========

----------
(1) All of the Management Selling Shareholders have appointed Lora Ho as their Attorney-in-Fact.

                                   SCHEDULE II

                                                                                 NUMBER OF
                                                                              OPTIONAL ADSs TO
                                                              TOTAL NUMBER    BE PURCHASED IF
                                                              OF FIRM ADSs         MAXIMUM
               UNDERWRITER                                  TO BE PURCHASED   OPTION EXERCISED
               -----------                                  ---------------   ----------------
Goldman Sachs International                                            [o]               [o]
J.P. Morgan Securities Ltd.                                            [o]               [o]

Total                                                          150,000,000        22,500,000
                                                               ===========        ==========

                                     ANNEX I

                             FORM OF COMFORT LETTER